UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Delaware Pooled® Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY MATERIALS

Delaware REIT Fund, a series of
Delaware Pooled® Trust

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of shareholders of Delaware REIT Fund (the “Fund”), a series of Delaware Pooled Trust, will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on July 15, 2019, at 4:00 p.m., Eastern time. The purpose of the Meeting is to vote on a proposal to change the Fund’s fundamental investment restriction relating to industry concentration. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund. This package contains information about the proposal and the materials to use when voting by mail, telephone, or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card, by telephone, or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees of the Fund, which is comprised of eleven Trustees. The Trustees, all but one of whom is not an “interested person” of Delaware Funds, believe this proposal is in the best interest of shareholders. The Trustees recommend that you vote FOR the proposal.

The enclosed overview is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card, enter the control number found on the card, and follow the recorded or online instructions.

If you have any questions before you vote, please call Computershare Fund Services (“Computershare”), the Fund’s proxy solicitor, at 888-916-1720. Computershare will help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

Shawn K. Lytle
President, Chief Executive Officer, and Trustee

May 23, 2019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 15, 2019

To the Shareholders of:

Delaware REIT Fund (the “Fund”), a series of
Delaware Pooled® Trust (the “Trust”)

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of the Fund will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on July 15, 2019 at 4:00 p.m., Eastern time. The Meeting is being called to vote to change the Fund’s fundamental investment restriction relating to industry concentration.

Shareholders of record of the Fund as of the close of business on May 16, 2019 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders must hold their shares as of the Record Date in order to be admitted to the Meeting. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Board of Trustees,

Shawn K. Lytle
President, Chief Executive Officer, and Trustee

May 23, 2019

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign, and return it in the enclosed envelope, which requires no postage if mailed within the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

i

DELAWARE REIT FUND

PROXY STATEMENT
DATED MAY 23, 2019

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting of shareholders (the “Meeting”) of Delaware REIT Fund (the “Fund”), a series of Delaware Pooled® Trust (the “Trust”), which is issuing proxy solicitation materials. The Meeting was called by the Board of Trustees of the Trust (the “Board”) to vote on the following proposal (the “Proposal”), which is described more fully below:

Proposal		Who votes on the Proposal?
1.	To approve an amendment to the fundamental investment restriction related to industry concentration	All shareholders of the Fund

The principal offices of the Trust are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the offices of the Trust by telephone by calling 800  523-1918. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on July 15, 2019 at 4:00 p.m., Eastern time. Only Fund shareholders will be admitted to the Meeting. The Board, on behalf of the Fund, is soliciting this proxy. This Proxy Statement is first being sent to shareholders on or about May 23, 2019.

This Proxy Statement gives you information about the Proposal and other matters that you should know before voting.

The Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request. Such requests should be directed to the Fund by calling 800 523-1918 or by writing to the Fund at Attention: Shareholder Services, P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service. The Fund’s most recent annual report and most recent semiannual report are also available free of charge through the Fund’s Web site at delawarefunds.com.

Two or more shareholders of the Fund who share an address might receive only one annual report or Proxy Statement, unless the Fund has received instructions to the contrary. The Fund will promptly send a separate copy of such documents to any shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, shareholders should contact the Fund at the address and phone number set forth above.

BRIEF OVERVIEW

Important information to help you understand the Proposal.

Below is a brief overview of the Proposal to be voted upon. The Proposal is described in greater detail in the enclosed proxy statement. Your vote is important, no matter how large or small your holdings may be.

What Proposal am I being asked to vote on?

You are being asked to vote on a proposal to change the Fund’s fundamental investment restriction relating to industry concentration.

Has the Board approved the Proposal?

Yes. The Board of Trustees of the Trust has unanimously approved the Proposal, and recommends that you vote to approve the Proposal.

The Proposal: To approve an amendment to the fundamental investment restriction related to industry concentration.

What is the Proposal?

The Proposal is to change the Fund’s fundamental investment restriction related to industry concentration, so that the Fund may concentrate in real assets securities rather than real estate investment trusts (“REITs”), as it currently does.

The Fund currently focuses its investment strategy on investments in REITs. The proposed change to the Fund’s fundamental investment restriction related to industry concentration is being undertaken in conjunction with the repositioning of the Fund to focus on investments in global listed real assets, which is a broader category that includes, but is not limited to, REITs (the “Repositioning”). The Repositioning is intended to provide Fund shareholders with stronger long-term investment opportunities. The Fund is expected to experience moderate additional portfolio turnover as a result of the Repositioning. However, any realized capital gains for taxable Fund accounts will be offset and mitigated by the Fund’s significant capital loss carryforwards.

Why should shareholders approve this Proposal?

The proposed changes to the Fund’s fundamental investment restriction relating to industry concentration would provide the Fund with greater investment flexibility to pursue a global listed real assets strategy. If the proposed amendment to the fundamental investment restriction is approved, it would be easier for the Fund to respond to possible future investment opportunities in global listed real assets securities.

THE PROPOSAL: AMENDMENT OF FUNDAMENTAL INVESTMENT
RESTRICTION RELATING TO INDUSTRY CONCENTRATION

The Proposal relates to a change in the Fund’s fundamental investment restriction related to industry concentration. The Fund’s current fundamental investment restriction related to industry concentration requires the Fund to concentrate its investments in the real estate industry and prevents the Fund from concentrating its investments in other types of investments, including global listed real assets securities. The proposed change to the fundamental investment restriction related to industry concentration would allow the Fund to concentrate its investments in real assets securities and would discontinue the requirement that the Fund concentrate its investments in the real estate industry.

Under the Investment Company Act of 1940 (the “1940 Act”), a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The staff of the U.S. Securities and Exchange Commission (“SEC”) takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, and certain tax-exempt securities) in any particular industry. A fund is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future.

A fundamental investment restriction may be modified only by a vote of a majority of the fund’s outstanding voting securities (as defined in the 1940 Act). The current language and the proposed changes to the fundamental investment restriction related to industry concentration are shown below:

Current Language	Proposed Language
The Fund shall not [m]ake investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund shall concentrate its investments in the real estate industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.	The Fund shall not [m]ake investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund shall concentrate its investments in Real Assets Securities, which includes Real Estate Securities, Infrastructure Securities, Natural Resources Securities, and Inflation-Linked Securities, as defined in the Prospectus.

For the avoidance of doubt, even if the proposed change is approved by shareholders, the Fund will not invest in commodities, futures, or other hard assets directly, but rather, will limit its investments to securities of companies engaged in various businesses related to or involving real assets.

The Fund intends to amend its prospectus and statement of additional information in conjunction with the Repositioning to invest according to a global listed real assets strategy. “Real Assets Securities” will be defined in the Fund’s prospectus as including the following categories: real estate securities (such as real estate investment trusts (REITs), real estate operating companies (REOCs), mortgage backed securities); infrastructure securities (including master limited partnerships (MLPs)); natural resources securities; and inflation-linked securities. If the Repositioning is approved, then the Fund will change its name to “Delaware Global Listed Real Assets Fund” in order to reflect the change in investment approach and in order to adhere to Rule 35d-1 under the 1940 Act, also known as the “names rule,” which generally requires funds to use names consistent with their investment emphasis.

The Fund is expected to experience moderate additional portfolio turnover as a result of the Repositioning. However, any realized capital gains for taxable Fund accounts will be offset and mitigated by the Fund’s significant capital loss carryforwards.

If shareholders approve the Proposal, it is expected that the Repositioning will be effective on or about July 22, 2019. The new global listed real asset strategy may present different risks than the Fund as it is currently managed. However, these are anticipated to be mitigated somewhat by the Fund’s portfolio being invested in a broader opportunity set of equities and fixed income securities.

The Proposal to change the Fund’s fundamental investment restriction related to concentration and the related Repositioning are intended to provide Fund shareholders with stronger long-term investment opportunities.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

VOTING INFORMATION

How will shareholder voting be handled?

Only shareholders of record of the Fund at the close of business on May 16, 2019 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of the Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions are considered as shares present at the Meeting but are not considered votes cast. As a result, abstentions will have the same effect as a vote “Against” the Proposal, which requires a “1940 Act Majority.”

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting in accordance with your voting instructions by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted for the Proposal. Your proxy will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Fund does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy. If you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others. However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matter described in this Proxy Statement. As of May 16, 2019, there were 6,436,517 shares outstanding of the Fund, as shown in Appendix A.

What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for the Fund means one-third (33⅓%) of the shares of the Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

What is the required vote for the Proposal?

To amend, adopt, or eliminate a fundamental investment restriction, the Fund must receive an affirmative vote of a “majority of the outstanding voting securities of the Fund,” which is defined in the 1940 Act as the lesser of: (A) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”).

If the Proposal is not approved by shareholders of the Fund, the current fundamental investment restriction relating to industry concentration will remain in effect for the Fund.

Who will pay the expenses of the Meeting?

For the Proposal, the Fund will bear all of the costs associated with the meeting as well as the proxy preparation, mailing and solicitation.

The Fund has engaged Computershare Fund Services (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $30,000-$40,000 for the Proposal. Because Computershare must be paid its out-of-pocket expenses, such as postage, express mail services, and courier expenses, fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Trust, Delaware Management Company (“DMC”), and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of Computershare if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

Unless you have instructed the Fund not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund by regular mail to Attention: Shareholder Services, P.O. Box 9876, Providence, RI 02940-8076, by overnight courier service to Delaware Service Center at 4400 Computer Drive, Westborough, MA 01581-1722, or by calling toll-free 800 523-1918.

How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?

The governing instrument of the Trust does not require that the Fund hold annual meetings of shareholders. The Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund. The Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trust’s governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chair of the Board, or the President of the Trust.

Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trust, David F. Connor, at the Fund’s address given above.

How may I communicate with the Board?

Shareholders who wish to communicate to the Board may address correspondence to Thomas L. Bennett, Board Chair, c/o Delaware Pooled Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to any individual Trustee, c/o Delaware Pooled Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUND

Transfer Agency Services. Delaware Investments Fund Services Company (“DIFSC”), an affiliate of DMC, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Fund’s shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Fund will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Fund. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), 4400 Computer Drive, Westborough, Massachusetts 01581, provides subtransfer agency services to the Fund. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

DIFSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

Distribution Services. Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Fund’s shares. The Distributor is an affiliate of DMC. The Distributor has agreed to use its best efforts to sell shares of the Fund. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.

The Fund did not pay any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Fund, DMC, DDLP, or DIFSC during the Fund’s most recently completed fiscal year.

PRINCIPAL HOLDERS OF SHARES

As of April 30, 2019, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the each class of the Fund.

To the best knowledge of the Trust, as of April 30, 2019, no person, except as set forth in Appendix B, owned of record 5% or more of the outstanding shares of the Fund. Except as noted in Appendix B, the Trust has no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of the Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A – NUMBER OF SHARES OF THE FUND OUTSTANDING

APPENDIX B – 5% SHARE OWNERSHIP

APPENDIX A – NUMBER OF SHARES OUTSTANDING OF
DELAWARE REIT FUND

AS OF MAY 16, 2019

Fund Name	Class	Shares Outstanding
Delaware REIT Fund	A	4,181,380.282
Delaware REIT Fund	C	357,899.054
Delaware REIT Fund	I	1,029,541.458
Delaware REIT Fund	R	437,798.575
Delaware REIT Fund	R6	429,897.336

APPENDIX B — 5% SHARE OWNERSHIP

The following table shows, as of April 30, 2019, the accounts of each class of the Fund that own of record 5% or more of such class.

	Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE REIT FUND	A	NATIONAL FINANCIAL	952,501.013	22.63%
CLASS A		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310

DELAWARE REIT FUND	A	PERSHING LLC	431,981.379	10.27%
CLASS A		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

DELAWARE REIT FUND	A	RAYMOND JAMES	213,442.554	5.07%
CLASS A		OMNIBUS FOR MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713

DELAWARE REIT FUND	C	NATIONAL FINANCIAL	110,818.051	30.42%
CLASS C		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT 499 WASHINGTON
		BLVD FL4 JERSEY CITY NJ 07310

DELAWARE REIT FUND	C	MLPF&S FOR THE SOLE	30,090.648	8.26%
CLASS C		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246-6484

DELAWARE REIT FUND	C	PERSHING LLC	53,697.500	14.74%
CLASS C		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

DELAWARE REIT FUND	C	LPL FINANCIAL	27,152.845	7.45%
CLASS C		OMNIBUS CUSTOMER
		ACCOUNT ATTN LINDSAY
		OTOOLE 4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121

DELAWARE REIT FUND	C	WELLS FARGO CLEARING	23,955.151	6.58%
CLASS C		SVCS LLC
		SPECIAL CUSTODY ACCT FOR
		THE EXCLUSIVE BENEFIT
		OF CUSTOMER
		2801 MARKET ST SAINT LOUIS
		MO 63103-2523

	Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE REIT FUND	C	RAYMOND JAMES	22,658.310	6.22%
CLASS C		OMNIBUS FOR MUTUAL FUNDS
		ATTN COURTNEY WALLER 880
		CARILLON PARKWAY
		ST PETERSBURG FL 33713

DELAWARE REIT FUND	I	NATIONAL FINANCIAL	263,851.218	25.48%
CLASS I		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310

DELAWARE REIT FUND	I	LPL FINANCIAL	128,988.319	12.45%
CLASS I		OMNIBUS CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121

DELAWARE REIT FUND	I	WELLS FARGO CLEARING	157,812.813	15.24%
CLASS I		SVCS LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE BENEFIT
		OF CUSTOMER
		2801 MARKET ST SAINT LOUIS
		MO 63103-2523

DELAWARE REIT FUND	I	UBS WM USA	103,227.316	9.97%
CLASS I		SPEC CDY A/C EXL BEN
		CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086

DELAWARE REIT FUND	I	RAYMOND JAMES	83,808.157	8.09%
CLASS I		OMNIBUS FOR MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713

DELAWARE REIT FUND	I	JP MORGAN SECURITIES LLC	54,520.336	5.26%
CLASS I		OMNIBUS ACCOUNT FOR
		THE EXCLUSIVE BENEFIT
		OF CUSTOMERS
		4 CHASE METROTECH CENTER
		MUTUAL FUND DEPARTMENT
		FL3 BROOKLYN NY 11245

DELAWARE REIT FUND	R	MLPF&S FOR THE SOLE	29,696.696	6.79%
CLASS R		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246-6484

	Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE REIT FUND	R	ASCENSUS TRUST COMPANY	37,451.131	8.56%
CLASS R		FBO ENTERTAINMENT
		SERVICES GROUP INC
		P.O. BOX 10758 FARGO ND 58106

DELAWARE REIT FUND	R6	LINCOLN RETIREMENT	421,839.744	98.22%
CLASS R6		SERVICES CO
		FBO MMH INC RETIREMENT PLAN
		PO BOX 7876 FORT WAYNE
		IN 46801-7876

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

     Please detach at perforation before mailing.

DELAWARE FUNDS® BY MACQUARIE DELAWARE REIT FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 15, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, Jennifer M. Shields and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the special meeting of shareholders of Delaware REIT Fund a series of Delaware Pooled® Trust to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Monday, July 15, 2019 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint special meeting of shareholders and specifically as indicated on the reverse side of this Proxy Card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
REI_30650_052019

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Shareholders Meeting to Be Held on July 15, 2019.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/proxy

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X
Proposal
		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the fundamental investment restriction related to industry concentration.	☐	☐	☐

Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
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Scanner bar code
xxxxxxxxxxxxxx	REI 30650	M xxxxxxxx